Other (Income) Expenses, Net	12 Months Ended
Mar. 31, 2021
Other Income and Expenses [Abstract]
OTHER (INCOME) EXPENSES, NET

NOTE 12 — OTHER (INCOME) EXPENSES, NET

	Year ended March 31,
	2019	2020	2021
	RMB	RMB	RMB
Exchange (gains) losses, net	(4,540)	323	3,703
Provision for doubtful accounts, net	149	1,186	(836)
Government grants	(2,816)	(1,520)	(1,289)
Loss on equity method investment	120	22	833
Others	176	(4)	464
Total	(6,911)	7	2,875